Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 2,810	$ 3,944
Provision charged to cost of sales	3,383	2,675
Usage	(3,099)	(2,643)
Adjustments to previously provided warranties, net	(26)	(1,016)
Currency translation	159	(150)
Balance at end of year	$ 3,227	$ 2,810